Exhibit 99.1

Second Quarter 2017 Financial Results August 9th, 2017 Technology Insight Innovation Technology Insight Innovation

Disclaimer Forward Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the estimated or anticipated future results and benefits of the recently consummated transaction between Exela Technologies, Inc., SourceHOV Holdings, Inc., and Novitex Holdings, Inc. (including the related transactions, the “Combination Transaction”), future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Exela’s businesses, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Exela operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industries in which Exela operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of the Exela management team; failure to realize the anticipated benefits of the Combination Transaction, including as a result of a delay or difficulty in integrating the businesses of SourceHOV and Novitex; uncertainty as to the long-term value of Exela’s common stock; the inability to realize the expected amount and timing of cost savings and operating synergies of the Combination Transaction; and those factors discussed under the heading “Risk Factors” in Exela’s Proxy Statement dated June 26, 2017 (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”). There may be additional risks that Exela presently does not know or that Exela currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. However, while Exela may elect to update these forward-looking statements at some point in the future, Exela specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this presentation. Pro Form Financial Information This presentation includes unaudited pro forma financial information for the three and six months ended June 30, 2016 and 2017, as if the Combination Transaction had been consummated on January 1, 2016, based on certain estimates and assumptions that Exela management deems to be reasonable. This pro forma financial information may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and it is possible that the difference may be material. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the actual results of operations would have been had the Combination Transaction taken place on the date indicated, nor are they indicative of the future consolidated results of operations of Exela. Non-GAAP Financial Measure and Related Information This presentation includes EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, and Free Cash Flow – each of which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Exela believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Exela’s financial condition and results of operations. Exela does not consider these non-GAAP measures in isolation or as an alternative to liquidity or financial measures determined in accordance with GAAP. A limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Exela’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures and therefore the basis of presentation for these measures may not be comparable to similarly-titled measures used by other companies. These non-GAAP measures should not be considered in isolation of, or as an alternative to, GAAP financial measures. For reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the Appendix to this presentation. 2 Proprietary & Confidential

Agenda 3 Proprietary & Confidential Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3

4 Exela Technologies Introduction “Our mission is to drive exceptional client experiences and create lasting value through the acceleration of businesses’ digital transformation by enabling people to innovate with data-driven insights and technologies.” Proprietary & Confidential

5 Ron Cogburn Chief Executive Officer – Exela Technologies Proprietary & Confidential Technology Insight Innovation

Pro Forma Q2 2017 Highlights 6 Proprietary & Confidential Total pro forma revenue of $350 million Pro forma adjusted EBITDA of $83 million, representing an EBITDA margin of 23.6%1 Pro forma free cash flow of $75 million, representing a free cash flow margin of 90.9%1 On-track to deliver identified business combination savings (1) Minor differences are due to rounding

Exela at a Glance 7 Leading global information and transaction processing service provider operating in the BPO industry Experienced, tenured management team that has successfully led the business for many years 8 member board of directors with deep industry and corporate governance experience Exela Technologies Overview 2016 Adj. Revenue(1): $1.4 billion Operating centers in 15 countries ~23,000 employees 2016 Pro Forma Adj. EBITDA(1)(2) / margin: $350 million / 24% 3,500+ customers >60% of Fortune® 100 presence 50+ countries Proprietary & Confidential 2016 Revenue by Segment 2016 Revenue by End-market (3) Exela started trading on NASDAQ Capital Market under the ticker “XELA” on July 13, 2017 Reorganization, reporting and integration of legal, management, sales, marketing, operations, technology, and human resources functions completed. On track to achieve identified integration savings As of June 30, 2017 – pro forma net bank debt would have been $1,363 million with approximately $100 million of liquidity Exela Integration (1) Includes adjustment for the acquisition of TransCentra as if it had closed on 1/1/2016 Includes pro forma adjustments, actioned and in process adjustments and $37.5 million of combined company synergies Includes Novitex Offsite / Other and Canada revenue Financial Services 32% Healthcare 24% Public Sector 10% Legal 8% Commercial & Other 25% ITPS 76% HS 17% LLPS 7%

8 Exela Technologies Multi-industry Solutions Enterprise Information Management Unified Communication Services Legal & Loss Prevention Solutions Class Action Settlement Administration eDiscovery & Litigation Support Data Breach & Identity Theft Management Risk Management & Preventative Remediation Payment Solutions Retail & Wholesale Remittance Processing Electronic Bill Payment & Presentment Remote, Mobile, and Paper Payments Payment Gateway & Exception Handling Liquidity Solutions Public Sector Solutions Tax Return Processing Benefits Administration Fraud, Waste & Abuse Detection Big Data Mining & Analytics Records Management Healthcare Solutions Enrollments & Policy Management Scheduling & Prescription Management Medical Coding & Auditing Claims Processing & Adjudication Revenue Integrity & Payment Solutions Medical Records Management Banking Solutions Loan Origination & Servicing Cross Border Clearing & Settlements Sanctions, KYC, AML & Fraud Detection Mobile Banking Platforms Multi-Network Gateways F&A Solutions Integrated Accounts Payable & Receivable Expense Management Supplier/Buyer Management Contract Management Journaling & Reconciliation Transaction Processing Solutions Exela uses a combination of data-driven processes, technology, and human capital, delivered through integrated, Enterprise Information Management and Transaction Processing Solutions platforms to enable mission-critical industry solutions Facilitate the exchange, consolidation, organization, analysis, and presentment of large amounts of structured and unstructured data Provide intelligent communication and presentment for automated engagement and response through any media channel Apply industry and customer specific rules-based data validation, management of exceptions, business automation and outcome resolutions to complete transactions Proprietary & Confidential

9 ~23,000 employees leveraging global presence to deliver mission critical services and solutions Global Presence Proprietary & Confidential Netherlands 25 Canada 500 Ireland 170 UK 470 France 165 Sweden 180 Estonia 40 Germany 140 Austria 25 India 6,820 Philippines 1,475 China 430 USA 11,940 Mexico 330 Headcount by Function Headcount by Geography Presence in Puerto Rico, Spain, Hungary, and Finland not depicted. Headcounts are approximate as of 6/30/17. IT & Technology 2,000 Americas 56% Europe 5% Asia 39% Operations 20,100 Sales 210 G&A 440

10 Industry leading solutions delivered to 3,500+ customers around the world Well Diversified Revenue Proprietary & Confidential 98% Am Law® 100 10/10 Top U.S. Banks(2) 120+ Global Banks 5/5 Top Healthcare Insurance Payers(3) 900+ Healthcare Providers 30+ States & Counties 80+ Government Entities 9/10 Top U.S. Insurance Companies(2) 50+ Global Insurance Companies 5/5 Top U.S. Telecom Companies(3) 40+ Utility Companies Over 60% of Fortune® 100 4/5 World’s Largest Retail Chains(5) (4) Exela Technologies 2016 Revenue by End-market (1) Note:Totals may not equal 100% due to rounding Calculation excludes pass-through postage revenue and is Pro Forma for TransCentra acquisition (closed September 2016) Based on total assets as of 12/31/2016 Based on total revenues as of 12/31/2016 Includes Novitex Offsite / Other and Canada revenue Based on total revenue for respective 2016 fiscal year end Financial Services 32% Healthcare 24% Public Sector 10% Legal 8% Commercial & Other 25%

Key Management Initiatives 11 Whitespace Leverage existing customer relationships, full-cycle service offering and enhanced global footprint Bundle Suite of Complementary Solutions Scale bundled service offerings through seamless platform connectivity to offer clients one-stop-shop experience and drive higher margins Improved Client Engagement Enhance client experience and increase operational leverage through scale Accretive M&A Fragmented industry allows for tuck-in opportunities to drive value creation in addition to organic revenue growth Proprietary & Confidential Cost Rationalization Focus on delivering the identified savings

Agenda 12 Proprietary & Confidential Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3

13 Financial Performance and Business Strategy “Our mission is to drive exceptional client experiences and create lasting value through the acceleration of businesses’ digital transformation by enabling people to innovate with data-driven insights and technologies.” Proprietary & Confidential

14 Proprietary & Confidential Jim Reynolds Chief Financial Officer – Exela Technologies Technology Insight Innovation

Pro Forma Year to Date Performance 15 (1) (1) For additional information refer to EBITDA Reconciliation on slide 20. Proprietary & Confidential ($ in millions) H1 2017 Q2 2017 Revenue Information and Transaction Processing Solutions $550 $270 Healthcare Solutions 117 58 Legal & Loss Prevention Services 45 22 Total Revenue $712 $350 Cost of Revenue (excl D&A) 519 257 Gross Profit $193 $93 Gross Margin 27% 27% SG&A (excl D&A) $101 $49 Adjusted EBITDA $127 $64 Pro Forma Adjusted EBITDA $181 $83 % Margin 25% 24%

Cash Flow Profile 16 Capital Expenditures as a Percentage of Revenue ($ in millions) Free Cash Flow Conversion ($ in millions) H1 2017 free cash flow (FCF)(1) profile of 89.8% FCF conversion Low intensity CAPEX business model with 2.6% for H1 Days sales outstanding: 58 As of July 12, 2017 – total new financing was $1.35 billion with approximately $100 million of liquidity Low capital expenditure enables strong free cash flow generation (1) Free Cash Flow defined as Pro Forma Adjusted EBITDA less Capex. For additional information refer to Free Cash Flow Reconciliation From Net Loss on slide 21. Proprietary & Confidential $19 2.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% $0 $5 $10 $15 $20 H1 2017 $163 89.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 H1 2017

Capital Allocation Strategy 17 Long term leverage target Use of free cash flow M&A Leverage target of under 3.0x on a pro forma basis Use free cash flow for optional repayment of the bank debt Consider transformative acquisitions if leverage accretive; actively evaluate tuck-in acquisitions Capital allocation Consider dividends to shareholders based on internal hurdle rate of return once leverage target of 3.0x is achieved Proprietary & Confidential

18 Conclusion and Q&A Proprietary & Confidential

Agenda 19 Proprietary & Confidential Financial Performance and Business Strategy 2 Exela Technologies Introduction 1 Appendix 3

Pro Forma EBITDA Reconciliation 20 Proprietary & Confidential Note: Net loss is presented on the basis of the previous capital structure at the respective standalone companies. As of July 12th, the existing capital structures at SourceHOV and Novitex have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) H1 2017 Q2 2017 Net Loss ($57) ($32) – – Taxes 1 2 Interest Expense 78 40 Depreciation and Amortization 62 31 EBITDA $84 $41 Optimization and Restructuring expenses 16 10 Transaction and integration costs 17 7 Non-cash charges 2 2 New contract setup 2 1 Management, Board Fees and expenses 5 3 Adjusted EBITDA $127 $64 Foreign Exchange gains / losses 2 (0) Combined merger adjustments 52 19 Pro Forma Adjusted EBITDA $181 $83

Free Cash Flow Reconciliation From Net Loss 21 Proprietary & Confidential Note: Net loss is presented on the basis of the previous capital structure at the respective standalone companies. As of July 12th, the existing capital structures at SourceHOV and Novitex have been replaced with a new capital structure consisting of $350 Million Term Loan and $1.0 Billion Senior Secured Notes. ($ in millions) H1 2017 Q2 2017 Net Loss ($57) ($32) Taxes 1 2 Interest Expense 78 40 Depreciation and Amortization 62 31 Optimization and Restructuring expenses 16 10 Transaction and integration costs 17 7 Non-cash charges 2 2 New contract setup 2 1 Management, Board Fees and expenses 5 3 Foreign Exchange gains / losses 2 (0) Combined merger adjustments 52 19 Pro Forma Adjusted EBITDA $181 $83 (-) Capex 19 7 Free Cash Flow $163 $75